Exhibit 10.38

FORBEARANCE AGREEMENT

This Forbearance Agreement (this “Agreement”), is entered into as of April 13, 2020, by and among SAEXploration Holdings, Inc., a Delaware corporation (the “Issuer”), the Guarantors (as defined in the Indenture referred to below and, together with the Issuer, the “Company Indenture Parties”), and the Holders (as defined in the Indenture) party hereto (the “Forbearing Holders”), together constituting the Required Holders (as defined in the Indenture).

RECITALS:

A.

The Issuer, the Guarantors, and Wilmington Savings Fund Society FSB, as trustee and collateral trustee under and as defined in the Indenture (in such capacity, the “Trustee”), are party to that certain Senior Secured Convertible Notes Indenture, dated as of September 26, 2018 (as heretofore amended or otherwise modified or supplemented and in effect immediately prior to the effectiveness of this Agreement, the “Indenture”), which governs the $60,000,000 aggregate principal amount of 6.00% Senior Secured Convertible Notes due 2023 (the “Notes”) of which more than 75% in aggregate outstanding principal amount is held by the Forbearing Holders.

B.	As of the date hereof certain Defaults and Events of Default under the Indenture have occurred and are continuing, in each case as more specifically described in Exhibit A attached hereto.
C.

The Issuer and the other Company Indenture Parties have requested that the Forbearing Holders, upon the terms and conditions set forth in this Agreement, forbear during the Forbearance Period (as defined below) from exercising certain rights and remedies arising from or in respect of the Existing Defaults (as defined on Exhibit A).

D.	The Forbearing Holders are willing to grant such forbearance subject to the terms and conditions of this Agreement and the other Indenture Documents.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Indenture.  In addition, the following terms, for the purposes of this Agreement, shall have the following meanings:

“ABL Credit Agreement” means that certain Third Amended and Restated Credit and Security Agreement, dated as of September 26, 2018, among SAExploration, Inc., as borrower, the guarantors party thereto, the lenders party thereto, and Cantor Fitzgerald Securities, as administrative agent and collateral agent, as amended or otherwise modified.

“ABL Forbearance Agreement” means that certain Forbearance Agreement, dated as of the date hereof, among SAExploration, Inc., the guarantors under the ABL Credit Agreement, and lenders under the ABL Credit Agreement constituting the “Required Lenders” (as defined under the ABL Credit Agreement), related to the ABL  Credit Agreement.

“Disclosure Restrictions” means none of the Company Indenture Parties will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter (i) that in their good faith judgment constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which in their good faith judgment disclosure is prohibited by any Legal Requirement or any binding agreement or (iii) that in their good faith judgment is subject to attorney client or similar privilege or constitutes attorney work product.

“Effective Date” has the meaning given to such term in Section 3 hereof.

“Existing Defaults” has the meaning given to such term in Exhibit A attached hereto.

“Forbearance Period” means the period commencing on the Effective Date and continuing until the Termination Date.

“Released Person” has the meaning given to such term in Section 8 hereof.

“Term Loan Credit Agreement” means that certain Term Loan and Security Agreement, dated as of June 26, 2016, among Issuer, as borrower, the guarantors party thereto, the lenders party thereto, and Delaware Trust Company, as collateral agent and administrative agent, as amended or otherwise modified.

“Term Loan Forbearance Agreement” means that certain Forbearance Agreement, dated as of the date hereof, among Issuer, the guarantors under the Term Loan Credit Agreement, and lenders under the Term Loan Credit Agreement constituting the “Required Lenders” (as defined under the Term Loan Credit Agreement), related to the Term Loan Credit Agreement.

“Termination Date” means 5:00 p.m. (New York time) on the earlier of (i) May 31, 2020 or (ii) the date on which a Termination Event occurs.

“Termination Event” means the occurrence of any of the following: (i) the receipt by the Company Indenture Parties of a written notice from Forbearing Holders constituting the Required Holders terminating the Forbearance Period if (A) any representation or warranty made herein by any Company Indenture Party shall be false in any material respect when made, (B) any Company Indenture Party shall fail to perform, observe or comply with any of its covenants and agreements contained in this Agreement, including without limitation, any breach of Section 5 hereof, which failure is not remedied within one (1) Business Day after any Company Indenture Party receives from any Forbearing Holder written notice thereof, (C) any Event of Default, other than an Existing Default, or an Event of Default pursuant to Sections 9.01(e)(vi) or 9.01(e)(vii) of the Indenture, shall have occurred and be continuing, or (D) the “Termination Date” or any “Termination Event” (each, as defined in the ABL Forbearance Agreement or the Term Loan Forbearance Agreement, as applicable) shall occur, or the ABL Forbearance Agreement or the Term Loan Forbearance Agreement shall otherwise cease to be in full force and effect, or (ii) (A) any Event of Default pursuant to Sections 9.01(e)(vi) or 9.01(e)(vii) of the Indenture or (B) the occurrence of any event that would cause an Event of Default under Sections 9.01(e)(vi) or 9.01(e)(vii) of the Indenture if not for the applicable automatic stay order.

2.Forbearance; Acknowledgments.

2.1.As of the date hereof, each Company Indenture Party specifically acknowledges the occurrence and continuation of the Existing Defaults.  In reliance on the representations, warranties, covenants and agreements contained in this Agreement, and subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the Forbearing Holders hereby agree to forbear during the Forbearance Period from exercising all rights and remedies under the Indenture Documents and applicable law in respect of or arising as a result of the occurrence or continuance of any of the Existing Defaults.  On and after the Termination Date, the Forbearing Holders’ agreement hereunder to forbear shall terminate automatically without further act or action by any Forbearing Holder, and the Trustee and the Forbearing Holders shall be entitled to exercise any and all rights and remedies available to them under this Agreement and the other Indenture Documents at law, in equity or otherwise, in each case, with respect to the Existing Defaults.  For the avoidance of doubt, the foregoing forbearance shall not prohibit the Forbearing Holders from delivering, or instructing the Trustee to deliver, notices of any other Defaults, Events of Default or a Termination Event.

2.2.Notwithstanding the foregoing, the forbearance granted by the Forbearing Holders shall not constitute, and shall not be deemed to constitute, a waiver of any of the Existing Defaults, or any other Default or Event of Default under the Indenture Documents, and no Forbearing Holder has agreed to forbear with respect to any of their respective rights or remedies concerning any Default or Event of Default (other than, during the Forbearance Period, the Existing Defaults, in each case solely to the extent set forth herein), which may have occurred or are continuing as of the date hereof or which may occur after the date hereof.  Except as expressly set forth in Section 2.1 above, the Forbearing Holders reserve the right, in their discretion, to exercise any or all of their rights and remedies under the Indenture and the other Indenture Documents, at law or otherwise, as a result of any Default or Event of Default which may be continuing on the date hereof or any Default or Event of Default which may occur after the date hereof, and the Forbearing Holders have not waived any of such rights or remedies, and nothing in this Agreement, and no delay on any of their part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

2.3.Each Company Indenture Party hereby acknowledges that as of the close of business on April 10, 2020, the outstanding principal amount of the Notes was $60,000,000.

3.Conditions Precedent.  This Agreement shall be effective beginning on the first date that each condition precedent set forth in this Section 3 is satisfied (the “Effective Date”):

3.1.Signed Agreement.  Each of the Forbearing Holders shall have received counterparts of this Agreement duly executed by the Company Indenture Parties and the Forbearing Holders constituting the Required Holders.

3.2.Expenses.  The Company Indenture Parties shall have paid all costs and expenses of the Forbearing Holders (i) incurred by or on behalf of the Forbearing Holders (including reasonable attorneys’ fees and expenses of Brown Rudnick LLP (“Brown Rudnick”), Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul Weiss”) and Arnold & Porter Kaye Scholer LLP) arising under or in connection with the preparation, execution and delivery of this Agreement, and (ii) invoiced and outstanding on the date hereof.

3.3.ABL and Convertible Notes Forbearance Agreements. (a) The ABL Forbearance Agreement and (b) the Term Loan Forbearance Agreement, each in form and substance satisfactory to the Forbearing Holders, shall have been executed by the parties thereto, and shall have become effective, in each case, substantially concurrently with the effectiveness of this Agreement, and, substantially concurrently with the effectiveness of this Agreement, the Forbearing Holders shall have received fully executed copies thereof and copies of any and all documents that are required to be delivered thereunder at or prior to the effectiveness thereof.

For purposes of determining compliance with the conditions specified in this Agreement each Forbearing Holder party to this Agreement, by submitting their signature page hereto to Paul Weiss, shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Forbearing Holders by the Effective Date.

4.Representations and Warranties.  To induce the Forbearing Holders to enter into this Agreement, each Company Indenture Party hereby represents and warrants as of the Effective Date as follows:

4.1.Due Organization and Qualification.  Each Company Indenture Party and each Domestic Subsidiary (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any jurisdiction where the failure to be so qualified could reasonably be expected to result in a Material Adverse Change, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and the other Indenture Documents to which it is a party and to carry out the transactions contemplated hereby and thereby.

4.2.Due Authorization; No Conflict.  The execution, delivery, and performance by each Company Indenture Party of this Agreement and the other Indenture Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Company Indenture Party or Domestic Subsidiary, the Governing Documents of any Company Indenture Party or Domestic Subsidiary, or any order, judgment, or decree of any court or other Governmental Authority binding on any Company Indenture Party or Domestic Subsidiary, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Company Indenture Party or Domestic Subsidiary, except to the extent that any such conflict, breach or default has been waived or could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Company Indenture Party, other than Permitted Liens, or (iv) require any approval of any Company Indenture Party’s interest holders or any approval or consent of any Person under any Material Contract of any Company Indenture Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause  Material Adverse Change.

4.3.Binding Obligations.  This Agreement and each other Indenture Document has been duly executed and delivered by each Company Indenture Party that is a party thereto and is the legally valid and binding obligation of such Company Indenture Party, enforceable against such Company Indenture Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

4.4.No Other Defaults.  Except for the Existing Defaults, no other Default or Event of Default has occurred and is continuing.

4.5.No Defenses. No Company Indenture Party has any defenses to payment, counterclaims, or rights of setoff or recoupment with respect to any Obligations applicable to such Company Indenture Party owing to the Trustee or any Holder as of the Effective Date.

5.Covenants.  During the Forbearance Period, each Company Indenture Party shall comply with the covenants set forth in this Section 5 in addition to the covenants in the Indenture and any other Indenture Documents (it being understood and agreed that the occurrence and continuance of the Existing Defaults shall not constitute a breach of this Section 5).

5.1.Other Documentation. Subject to the Disclosure Restrictions, the Company Indenture Parties shall provide to the Forbearing Holders such other documents, instruments and agreements as may be reasonably requested by the Forbearing Holders on or after the date of this Agreement, all in form and substance reasonably satisfactory to the Forbearing Holders.

5.2.Expenses.  The Issuer hereby acknowledges and agrees that its obligations to pay the costs and expenses pursuant to Section 5.1(c) of the Note Purchase Agreement include, without limitation, all reasonable and documented out-of-pocket fees and disbursements of each of (a) Brown Rudnick in its capacity as counsel to certain of the Holders, and (b) Paul Weiss in its capacity as counsel to certain of the Holders, in each case in connection with or as a result of or related to the execution and delivery, enforcement, performance, or administration (including any restructuring, forbearance or workout with respect thereto to the extent permitted by applicable law) of the Indenture, this Agreement, any of the other Indenture Documents and the transactions related to the Indenture Documents or the monitoring of compliance by the Issuer and each Company Indenture Party and each of its Subsidiaries with the terms of the Indenture Documents.  Without limitation of the foregoing, the Company Indenture Parties shall pay all of such reasonable documented out-of-pocket costs and expenses of the Forbearing Holders (including reasonable documented out-of-pocket attorneys’ fees, including, without limitation, local counsel fees of one law firm per jurisdiction, in each case promptly (and, in any event, by no later than fourteen (14) days) following submission of invoices therefor.  All amounts payable pursuant to this Section 5.2 shall constitute Obligations.

6.Ratification of Indenture Documents and Collateral.  Each Company Indenture Party hereby acknowledges, ratifies, reaffirms and agrees that each of the Indenture Documents to which it is a party, and the Liens and security interests created thereby in favor of the Trustee, for the benefit of the Secured Parties, in the Collateral, are and will remain in full force and effect and binding on such Company Indenture Party, and are enforceable in accordance with their respective terms and applicable law.  By its execution hereof, each Company Indenture Party (in its individual capacity and in its capacity as member, shareholder or partner of each other Company Indenture Party, as applicable) acknowledges, ratifies and reaffirms all of the terms and provisions of the Indenture Documents and the enforceability thereof against it.  Without limitation of the foregoing, the Issuer hereby acknowledges, ratifies and confirms the Indenture and all of its debts and obligations to the Trustee and the Holders thereunder.

7.Guarantors Consent and Acknowledgement. The Guarantors, for value received, hereby consent to the Issuer’s execution and delivery of this Agreement and the performance by the Issuer of its agreements and obligations hereunder.  This Agreement and the performance or consummation of any transaction that may be contemplated under this Agreement, shall not limit, restrict, extinguish or otherwise impair the Guarantors’ liabilities and obligations to the Trustee, the Collateral Trustee and/or Holders under the Indenture Documents (including without limitation the Guaranteed Obligations).  Each of the Guarantors acknowledges and agrees that (i) the Subsidiary Guarantee to which such Guarantor is a party remains in full force and effect and is fully enforceable against such Guarantor in accordance with its terms and (ii) it has no offsets, claims or defenses to or in connection with the Guaranteed Obligations, all of such offsets, claims and/or defenses are hereby waived.

8.NO DEFENSES; RELEASE.  EACH Company Indenture Party (IN ITS OWN RIGHT AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS) HEREBY EXPRESSLY AND UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT, AS OF THE DATE HEREOF, IT HAS NO SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, or DEFENSES to the obligations, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE OBLIGATIONS OR ANY LIENS OR SECURITY INTERESTS OF THE TRUSTEE.  IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF

the FORBEARING HOLders TO ENTER INTO THIS AGREEMENT, EACH Company Indenture Party HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVES AND FULLY AND FINALLY RELEASES AND FOREVER DISCHARGES the Trustee, EACH FORBEARING HOLDER, EACH OF THEIR RESPECTIVE AFFILIATES, AND ANY OF THEIR AND THEIR AFFILIATES’ RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS, OR REPRESENTATIVES, OR ANY OF THE RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS OF ANY OF THE FOREGOING (COLLECTIVELY, THE “RELEASED PERSONS”) FROM, and covenants not to sue the RELEASED PERSONS for, ANY AND ALL SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS AND EXPENSES OF EVERY NATURE AND CHARACTER, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECTLY ARISING OUT OF OR FROM OR RELATED TO ANY OF THE INDENTURE DOCUMENTS (EXCLUDING SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS OR EXPENSES WHICH ARISE FROM ANY RELEASED PERSON’S WILLFUL MISCONDUCT oR GROSS NEGLIGENCE), WHICH any Company Indenture Party OWNS AND HOLDS as of the date hereof, OR HAS AT ANY TIME prior to the date hereof OWNED OR HELD, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO.  THIS SECTION IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PERSONS BY ANY Company Indenture Party AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY ANY Company Indenture Party IN FAVOR OF ANY OF THE RELEASED PERSONS.

9.No Obligation.  Each Company Indenture Party hereby acknowledges and understands that upon the expiration or earlier termination of the Forbearance Period, if any Existing Default shall be continuing, and such Existing Default has not been waived by written agreement in accordance with the Indenture, or if there shall at any time exist any other Event of Default, then the Trustee and the Holders shall have the right to proceed to exercise any or all available rights and remedies, which may include foreclosure on the Collateral and/or institution of legal proceedings, in accordance with the Indenture Documents.  The Trustee and the Holders shall have no obligation whatsoever to extend the maturity of the Obligations, waive any Default or Event of Default (including, but not limited to, the Existing Defaults), defer any payments, or further forbear from exercising their rights and remedies.

10.No Implied Waivers.  No failure or delay on the part of the Trustee, the Collateral Trustee or any Forbearing Holder in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Indenture or any other Indenture Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Indenture or any other Indenture Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

11. Survival of Representations and Warranties.  All representations and warranties made by the Company Indenture Parties in this Agreement shall be considered to have been relied upon by the other parties hereto and thereto and shall survive the execution and delivery of this Agreement, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any such party may have had  notice or knowledge of any Default or Event of Default or incorrect representation or warranty, and shall continue in full force and effect as long as any of the Obligations is outstanding and unpaid.

12.Review and Construction of Documents.  Each Company Indenture Party hereby acknowledges, and represents and warrants to the Forbearing Holders that, such Company Indenture Party has (a) had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel, (b) reviewed this Agreement and fully understands the effects thereof and all terms and provisions contained herein, and (c) executed this Agreement of its own free will and volition.

13.ENTIRE AGREEMENT; AMENDMENT.  This Agreement, together with the other Indenture Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.  The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the Company Indenture Parties and Forbearing Holders constituting the Required Holders; provided that clause (i) of the definition of “Termination Date” in Section 1 of this Agreement may also be amended pursuant to an e-mail in which the Company Indenture Parties and Forbearing Holders constituting the Required Holders (or their respective advisors, including Paul Weiss) affirmatively consent to such proposed amendment in such e-mail.  The Indenture Documents, as modified by this Agreement, continue to evidence the agreement of the parties with respect to the subject matter thereof.

14.Notices.  All notices, requests, demands and other communications under this Agreement shall be given in accordance with Section 21.04 of the Indenture, provided that courtesy copy of any notice (a) given to any Company Indenture Party shall be delivered to Porter Hedges LLP, 1000 Main Street, 35th Floor, Houston, Texas 77002, to the attention of E. James Cowen and Joyce K. Soliman, and (b) given to the Forbearing Holders shall also be delivered to Paul, Weiss, Rifkind, Wharton & Garrison, LLP, 1285 Avenue of the Americas, New York, NY 10019-6064, to the attention of Andrew N. Rosenberg, Esq. and Brian Bolin, Esq.; and Brown Rudnick LLP, One Financial Center, Boston, Massachusetts 02111, to the attention of Andreas Andromalos, Esq. and Adam Grandy, Esq.

15.Successors and Assigns.

(a)This Agreement will be binding upon and inure to the benefit of, but only to the benefit of, Issuer, the other Company Indenture Parties, and the Forbearing Holders and, in each case, their respective successors and permitted assigns.  Except as expressly provided in any Indenture Document, neither of Issuer nor any other Company Indenture Party shall have the right to assign any rights or obligations hereunder or any interest herein.

(b)During the Forbearance Period, no Forbearing Holder may sell, transfer, negotiate or assign all or any portion of its rights and obligations under the Indenture and the Notes to any other person unless (a) the person acquiring such rights (i) is a Forbearing Holder at the time of such transfer, or (ii) prior to such sale, transfer, negotiation or assignment, agrees in writing to be bound by this Agreement and enters into a forbearance joinder agreement in form and substance reasonably satisfactory to the Company Indenture Parties, and (b) such transferring Forbearing Holder promptly notifies the Company Indenture Parties and the other Forbearing Holders party hereto of such transfer.  This Agreement shall in no way be construed to preclude any Forbearing Holder party hereto from acquiring additional Obligations; provided, that such additional Obligations shall automatically become subject to the terms of this Agreement.

16.Controlling Effect.  The parties hereto hereby agree that this Agreement shall be an “Indenture Document” as defined in the Indenture.  In the event of a conflict or inconsistency between this Agreement and the Indenture or any other Indenture Document, this Agreement shall control.

17.Other Terms.  No act committed or action taken by any Forbearing Holder under this Agreement or the other Indenture Documents will be used, construed, or deemed to hold such person to be in control of any Company Indenture Party, or the governance, management or operations of any Company Indenture Party for any purpose, without limitation, or to be participating in the management of any Company Indenture Party or acting as a “responsible person” or “owner or operator” or a person in “control,” “possession,” “charge,” “care,” or “management” with respect to the governance, management or operation of any Company Indenture Party or their respective businesses or property (as such terms, or any similar terms, are used in any bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally, CERCLA, or any other environmental protection and safety laws, each as may be amended from time to time, or any other federal or state statute, at law, in equity or otherwise) by virtue of the interests, rights and remedies granted to or conferred upon the Forbearing Holders under this Agreement or the other Indenture Documents.

18.Arms-Length/Good Faith.  This Agreement has been negotiated at arms-length and in good faith by the parties hereto.

19.Governing Law.  The validity of this Agreement and the other Indenture Documents (unless expressly provided to the contrary in another Indenture Document in respect of such other Indenture Document), the construction, interpretation, and enforcement hereof and thereof, and the rights of the parties hereto and thereto with respect to all matters arising hereunder or thereunder or related hereto or thereto as well as all claims, controversies or disputes arising under or related to this Agreement and the other Indenture Documents shall be determined under, governed by, and construed in accordance with the laws of the state of New York, without regard to the conflicts of laws principles thereof that would require the application of the laws of another jurisdiction.

20.Interpretation.  Except as otherwise expressly provided for herein, all references herein to the time of day shall mean the time in New York, New York.  Whenever the words “including” or “include” shall be used, such words shall be understood to mean “including, without limitation” or “include, without limitation.”  All representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder.

21.Severability.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

22.Counterparts, Electronic Execution.  This Agreement may be executed in any number of and by different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by facsimile or other electronic method of transmission (including email transmission of a PDF image) shall be equally as effective as delivery of an original executed counterpart of this Agreement.

23.Further Assurances. Each Company Indenture Party agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be reasonably requested by the Forbearing Holders as necessary or advisable to carry out the intents and purposes of this Agreement.

24.WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ISSUER, EACH OTHER COMPANY INDENTURE PARTY, AND EACH FORBEARING HOLDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER INDENTURE DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH, A “CLAIM”).  ISSUER, EACH OTHER COMPANY INDENTURE PARTY, AND EACH FORBEARING HOLDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

25.Trustee Makes No Representations.  The Trustee makes no representation as to the validity, enforceability or sufficiency of this Agreement or the statements made in the recitals, all of which are statements of the Indenture Parties and/or the Forbearing Holders, respectively.

26.Third Party Beneficiary.  The Trustee is an express third party beneficiary of this Agreement.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ISSUER:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Michael J. Faust Name: Michael J. Faust Title: Chief Executive Officer and President

GUARANTORS:

SAEXPLORATION, INC.

By:	/s/ Michael J. Faust Name: Michael J. Faust Title: Chief Executive Officer and President

SAEXPLORATION SUB, INC.

By:	/s/ Michael J. Faust Name: Michael J. Faust Title: Chief Executive Officer and President

NES, LLC

By:	/s/ Michael J. Faust Name: Michael J. Faust Title: Chief Executive Officer and President

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Michael J. Faust Name: Michael J. Faust Title: Chief Executive Officer and President

[Signature Page to Forbearance Agreement]

HOLDERS:

WHITEBOX ASYMMETRIC PARTNERS, L.P.

By: /s/ Mark Strefling

Name:  Mark Strefling

Title:  Partner & CEO

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By: Whitebox Advisors LLC its investment manager

By: /s/ Mark Strefling

Name:  Mark Strefling

Title:  Partner & CEO

WHITEBOX CREDIT PARTNERS, L.P.

By: Whitebox Advisors LLC its investment manager

By: /s/ Mark Strefling

Name:  Mark Strefling

Title:  Partner & CEO

[Signature Page to Forbearance Agreement]

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND, L.P.

By:  BlueMountain Capital Management, LLC, its Investment Manager

By:  /s/ Dawn Jasiak

Name: Dawn Jasiak

Title:  General Counsel

BLUEMOUNTAIN KICKING HORSE FUND, L.P.

By:  BlueMountain Capital Management, LLC, its Investment Manager

By:  /s/ Dawn Jasiak

Name: Dawn Jasiak

Title:  General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF, L.P.

By:  BlueMountain Capital Management, LLC, its Investment Manager

By:  /s/ Dawn Jasiak

Name: Dawn Jasiak

Title:  General Counsel

BLUEMOUNTAIN SUMMIT TRADING, L.P.

By:  BlueMountain Capital Management, LLC, its Investment Manager

By:  /s/ Dawn Jasiak

Name: Dawn Jasiak

Title:  General Counsel

[Signature Page to Forbearance Agreement]

HOLDERS

HIGHBRIDGE MSF INTERNATIONAL LTD.

(f/k/a 1992 MSF International Ltd.)

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By: /s/ Jonathan Segal

Name:  Jonathan Segal

Title:  Managing Director

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

(f/k/a 1992 Tactical Credit Master Fund, L.P.)

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By: /s/ Jonathan Segal

Name:  Jonathan Segal

Title:  Managing Director

[Signature Page to Forbearance Agreement]

HOLDER:

JOHN PECORA

/s/ John Pecora

[Signature Page to Forbearance Agreement]

HOLDER:

AMZAK CAPITAL MANAGEMENT, LLC

By: /s/  Samuel Barker
Name:  Samuel Barker
Title:  Senior Fixed Income Analyst

[Signature Page to Forbearance Agreement]

HOLDER:

JEFF HASTINGS

By: /s/  Jeff Hastings

[Signature Page to Forbearance Agreement]

Exhibit A
EXISTING DEFAULTS

The following Events of Default have occurred and are continuing (collectively, the “Existing Defaults”):

1.

Events of Default under clauses (b) and (c) of Section 9.01(e)(ix) of the Indenture as a result of events of default having occurred under the Term Documents and the ABL Documents and which are the subject of the ABL Forbearance Agreement and the Term Loan Forbearance Agreement entered into by the parties thereto contemporaneously with this Agreement.

2.

Events of Default arising under Section 9.01(e)(i) of the Indenture as a result of the failure by each Company Indenture Party to notify the Trustee and Collateral Trustee of the Existing Defaults at any time on or prior to the Effective Date as required by Sections 4.16(b)(iii) and (vi)(x) of the Indenture.

3.

Events of Default arising under Section 9.01(e)(iv) of the Indenture as a result of the failure to provide the Trustee and Collateral Trustee with (a) the annual Officers’ Certificate for the fiscal year ended December 31, 2019, as required by Section 4.06(a)(i), and (b) the Officers’ Certificates regarding the Existing Defaults (and any proposed action) as required by Section 4.06(a)(ii).

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